PC&J PRESERVATION FUND

Financial Statements and Financial Highlights for the
Year Ended December 31, 1996 and Independent
Auditors' Report

PC&J PRESERVATION FUND

ANNUAL REVIEW
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INTRODUCTION

     The PC&J Preservation Fund is a registered investment company under the Investment Company Act of 1940 and, for your protection, is regulated by the Securities and Exchange Commission. The enclosed 1996 Annual Report is for your information and is provided to you in compliance with ongoing Securities and Exchange Commission regulations. This report requires no action on your part. Please give us a call if you have any questions.

MANAGEMENT REVIEW AND ANALYSIS

     The seesaw continues. The tone of the market at the beginning of the year reflected prospects for non-inflationary economic growth and perhaps a balanced budget agreement. The yield on 30-year treasuries was 5.94%. This represented the low for the year as indications for a strengthening economy began to cause concern about accelerating inflation. By the middle of the year, market gurus were speculating on a 50 basis point increase in the Federal Funds rate. Long-term yields peaked at 7.20 percent in September.

AVERAGE ANNUAL TOTAL RETURNS

                                      1 Yr.     5 Yrs     10 Yrs
        Preservation Fund             2.8%      5.9%      7.1%
        Lehman Composite              2.9%      7.0%      8.3%
        Treasury Bills (3mnth)        5.3%      4.3%      5.5%

     During the fourth quarter economic news began to point to a decelerating economy and the Federal Reserve backed off as did interest rates. Yet much of the damage had been done. The long bond ended the year at 6.64% producing problems for bond investors.

     As you know, bond prices decline when interest rates rise; the extent depending on the magnitude of the increase and the maturity of the bond.

     Price depreciation worked against the interest earned to produce a 2.7% total return for the year; in line with the Lehman Composite yet below the 3 month Treasury Bill return representing the cash alternative. Anticipating that interest rates were going to rise in 1997, the PC&J Preservation Fund began the year with a conservative average maturity of 5.3 years. The Fund maintained this conservative posture and has ended the year with a 4-year average maturity.

     Low quality corporate bonds were one of the best performing sectors for 1997. The Fund in keeping with its relatively low risk objective did not own any of these issues and therefore was at a disadvantage when compared to the Lehman Government/Corporate Bond Index. We have consciously chosen to maintain a lower risk posture because it is consistent with our preservation of capital objective.

     Looking out over a longer timeframe, the Fund continues to meet its objective of providing a return superior to cash alternatives as measured by 3-month Treasury bills. We have also found that the strategy of maintaining a lower risk posture than the Lehman Composite has led to returns that are more consistent over time.

GROWTH OF $10,000 INVESTMENT

                    Preservation  Lehman G/C      Treasury B
          Year      Growth        Growth          Growth
          1986      10,000         10,000          10,000
          1987      10,390         10,230          10,550
          1988      10,920         11,007          11,215
          1989      12,154         12,571          12,157
          1990      13,284         13,614          13,105
          1991      14,931         15,806          13,839
          1992      15,872         17,007          14,323
          1993      17,221         18,878          14,753
          1994      16,808         18,217          15,328
          1995      19,363         21,551          16,248
          1996      19,895         22,176          17,111

TOTAL RETURNS AND THE GROWTH OF A $10,000 INVESTMENT ARE BASED ON PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE. THE VALUE OF YOUR SHARES WILL FLUCTUATE AND WILL BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST AT THE TIME OF REDEMPTION.
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
PC&J PRESERVATION FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1996

--------------------------------------------------------------------------------
                                      PERCENT    YEARS
                                      OF NET      TO      PRINCIPAL   MARKET
SECURITY (Note A)                     ASSETS   MATURITY    AMOUNT      VALUE
--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS:

Maturity of 1 - 5 years:               45.5%
  Federal Nat'l. Mortgage Assoc.
     Step Notes, 5.550%, due 10/98               1.75      750,000      738,825
  Federal Nat'l. Mortgage Assoc.
     Notes, 4.875%, due 10/98                    1.75    1,000,000      978,906
  Federal Home Loan Bank Bonds,
     6.000%, due 12/98                           2.00    1,500,000    1,494,540
  Federal Nat'l Mortgage Assoc.
     Notes, 9.550%, due 03/99                    2.25    1,000,000    1,071,875
  U.S. Treasury Notes,
     7.000%, due 04/99                           2.25    1,000,000    1,022,500
  U.S. Treasury Notes,
     6.500%, due 04/99                           2.25    1,500,000    1,517,813
  U.S. Treasury Notes,
     7.750%, due 01/00                           3.00      500,000      523,437
                                                                    ------------
                                                                      7,347,896

Maturity of 6 - 10 years:              40.2

  U.S. Treasury Notes,
     6.375%, due 08/02                           5.75    2,000,000    2,013,750
  U.S. Treasury Notes,
     5.875%, due 02/04                           7.25    1,500,000    1,461,094
  Federal Nat'l. Mortgage Assoc.
     Notes, 7.600%, due 04/04                    7.25      500,000      497,031
  U.S. Treasury Notes,
     7.250%, due 08/04                           7.75      500,000      526,563
  Federal Home Loan Bank Notes,
     6.380%, due 10/04                           7.75    1,000,000      979,010
  Federal Home Loan Mortgage Corp.
     Notes, 7.510%, due 08/05                    8.75    1,000,000    1,009,380
                                                                    ------------
                                                                      6,486,828
                                      ------                        ------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
  (Cost $13,714,166)                   85.7%                         $13,834,724


See notes to financial statements.
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                                       Page 2
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PC&J PRESERVATION FUND

SCHEDULE OF INVESTMENTS (Continued)
DECEMBER 31, 1996

--------------------------------------------------------------------------------
                                      PERCENT    YEARS
                                      OF NET      TO      PRINCIPAL   MARKET
SECURITY (Note A)                     ASSETS   MATURITY    AMOUNT      VALUE
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
  FORWARD (Cost $13,714,166)           85.7%                         $13,834,724
                                      ------                        ------------

U.S. CORPORATE OBLIGATIONS:

Maturity of 1 - 5 years:                9.4

  Lehman Brothers Holding Inc.
     Notes, 5.750%, due 02/98                    1.25      525,000      521,797
  US Leasing Int'l, Div. of Ford, Med
     Term Notes, 6.700%, due 09/99               2.75      500,000      502,110
  American Express Credit Corp.
     Notes, 6.125%, due 11/01                    5.00      500,000      491,770
                                                                    ------------
TOTAL U.S. CORPORATE OBLIGATIONS
  (Cost $1,503,452)                                                   1,515,677
                                                                    ------------
MUNICIPAL OBLIGATIONS -                 3.1

Maturity of 6-10 years -
  Ohio Taxable Development Assistance
     Bonds, 6.820%, due 04/03
     (Cost $500,000)                             6.25      525,000      501,430
                                      ------                        ------------
TOTAL U.S. GOVERNMENT, CORPORATE, AND
MUNICIPAL OBLIGATIONS
  (Cost $15,717,618)                   98.2                          15,851,831

SHORT-TERM OBLIGATIONS
  (Cost $26,566)                        0.1                              26,566
                                      ------                        ------------
TOTAL INVESTMENTS
  (Cost $15,744,184)                   98.3%                        $15,878,397
                                      ======                        ============

See notes to financial statements.
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                                       Page 3
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PC&J PRESERVATION FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996
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
ASSETS:
Investments in securities, at market value                          $15,878,397
     (Cost basis - $15,744,184) (Notes A & D)
Receivables: Interest                                                   286,462
                                                                    ------------
Total assets                                                         16,164,859

LIABILITIES - Accrued expenses (Note B)                                 (13,809)
                                                                    ------------

NET ASSETS                                                          $16,151,050
                                                                    ============

SHARES OUTSTANDING (Unlimited authorization - no par value):
     Beginning of year                                                1,455,020
     Net increase (Note C)                                               17,437
                                                                    ------------
     End of year                                                      1,472,457
                                                                    ============

NET ASSET VALUE PER SHARE                                                $10.97
                                                                    ============

NET ASSETS CONSIST OF:
     Paid in capital                                                $16,016,837
     Net unrealized appreciation                                        134,213
                                                                    ------------
     Net Assets                                                     $16,151,050
                                                                    ============

See notes to financial statements.
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                                       Page 4

PC&J PRESERVATION FUND

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996
-------------------------------------------------------------------------------

INVESTMENT INCOME - Interest (Note A)                               $ 1,021,424
                                                                    ------------

EXPENSES (Note B):
     Investment advisory fee                                             80,047
     Management fee                                                      80,047
                                                                    ------------
Total expenses                                                          160,094
                                                                    ------------

NET INVESTMENT INCOME                                                   861,330
                                                                    ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (Note D):
     Net realized gain on investments                                    57,532
     Change in unrealized appreciation/(depreciation) of investments   (495,171)
                                                                    ------------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS                        (437,639)
                                                                    ------------


NET INCREASE IN NET ASSETS FROM OPERATIONS                          $   423,691
                                                                    ============


See notes to financial statements.
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                                       Page 5
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PC&J PRESERVATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

-------------------------------------------------------------------------------

                                              For The Years Ended December 31,
                                                 1996                    1995
                                            ------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS:
     Net investment income                  $   861,330             $   813,759
     Net realized gain on investments            57,532                  52,173
     Change in unrealized appreciation
       (depreciation) of investments           (495,171)              1,188,939
                                            ------------            ------------
Net increase in net assets from operations      423,691               2,054,871

DIVIDENDS TO SHAREHOLDERS:
     Dividends from net investment income      (861,330)               (816,140)
     Dividends from net realized gain on
       investments                              (57,532)                 (2,751)
                                            ------------            ------------
Net decrease in net assets from dividends
     to shareholders                           (918,862)               (818,891)

INCREASE  IN NET ASSETS RESULTING FROM
CAPITAL SHARE TRANSACTIONS (Note C)             174,434                 974,772
                                            ------------            ------------
Total increase (decrease) in net assets        (320,737)              2,210,752


NET ASSETS
     Beginning of year                       16,471,787              14,261,035
                                            -----------             ------------
     End of year                            $16,151,050             $16,471,787
                                            ============            ============

See notes to financial statements.
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                                       Page 6

PC&J PRESERVATION FUND

NOTES TO FINANCIAL STATEMENTS

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A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  PC&J Preservation Fund (the 'Fund') commenced operations on April 30, 1985, as a 'no-load, open-end, diversified' investment company. It is organized as an Ohio business trust and is registered under the Investment Company Act of 1940.

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates or assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  (1) Security Valuations - Investments in securities traded on the over-the-counter market are valued at the average of the reported bid and ask prices. All other securities are valued using established procedures which involve approximating the yield-to-maturity of similar securities traded on a national exchange.

  (2) Federal Income Taxes - The Fund has elected to be treated as a regulated investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code and to distribute all of its net investment income and realized gains on security transactions. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements.

  (3) Other - Security transactions are accounted for on the date the securities are purchased or sold, (trade date). Realized gains and losses on sales are determined using the first-in first-out method. Dividends to shareholders from net investment income and net realized capital gains are declared and paid annually. Interest income is accrued daily.

B. INVESTMENT ADVISORY AGREEMENT AND MANAGEMENT AGREEMENT

  The Fund has an investment advisory agreement with Parker, Carlson & Johnson, Inc. (the 'Advisor'), wherein the Fund pays the Advisor a monthly advisory fee, accrued daily, based on an annual rate of one-half of one percent of the daily net assets of the Fund. Investment advisory fees were $80,047 for the year ended December 31, 1996.

  The Fund has a management agreement with PC&J Service Corp., (the 'Service Corp.'), wholly owned by the shareholders of the Advisor. The Fund pays Service Corp. for the overall management of the Fund's business affairs, exclusive of the services provided by the Advisor, and functions as the Fund's transfer and dividend disbursing agent. Service Corp. pays all expenses of the Fund (with certain exclusions) and is entitled to a monthly fee, accrued daily, based on an annual rate of one-half of one percent of the daily net assets of the Fund. Management fees were $80,047 for the year ended December 31, 1996.

  The Fund's shareholders have adopted a Distribution Expense Plan ('Plan') pursuant to Rule 12b-1 of the Investment Company Act of 1940. This Plan authorizes payments under the investment advisory agreement and management agreement described above which might be deemed to be expenses primarily intended to result in the sale of Fund shares. No other payments are authorized under the Plan.

  Certain officers and trustees of the Fund are officers and trustees, or both, of the Advisor and of Service Corp.

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                                       Page 7

PC&J PRESERVATION FUND

NOTES TO FINANCIAL STATEMENTS - (Concluded)

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C. CAPITAL SHARE TRANSACTIONS

                            For the Year Ended          For the Year Ended
                             December 31, 1996           December 31, 1995
                        --------------------------------------------------------
  Shares sold            120,451    $  1,357,280      204,399     $  2,304,454
  Shares issued in
   reinvestment of
   dividends              83,771         918,862       72,336          818,891
                        ---------   -------------   ----------    -------------
                         204,222       2,276,142      276,735        3,123,345
  Shares redeemed       (186,785)     (2,101,708)    (200,290)      (2,148,573)
                        ---------   -------------   ----------    -------------
  Net increase            17,437    $    174,434       76,445     $    974,772
                        =========   =============   ==========    =============

D. INVESTMENT TRANSACTIONS

  Securities purchased and sold (excluding short-term obligations) for the year ended December 31, 1996, aggregated $5,256,500 and $4,375,781, respectively. Purchases and sales of U.S. Government Securities for the year ended December 31, 1996, aggregated $4,238,125 and $2,885,938, respectively.

  At December 31, 1996, gross unrealized appreciation on investments was $278,291 and gross unrealized depreciation on investments was $144,078 for a net unrealized appreciation of $134,213 for financial reporting and federal income tax purposes.

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
PC&J PRESERVATION FUND

FINANCIAL HIGHLIGHTS

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
Selected Data for Each Share of Capital        For The Years Ended December 31,
Stock Outstanding Throughout the Year    1996      1995      1994      1993      1992
                                        ------------------------------------------------
NET ASSET VALUE-BEGINNING OF YEAR       $11.32    $10.34    $11.31    $11.24    $11.43
                                       --------  --------  --------  --------  --------
Income from investment operations:
  Net investment income                   0.62      0.59      0.70      0.67      0.82
  Net realized and unrealized
   gain (loss) on securities             (0.31)     0.98     (0.97)     0.28     (0.11)
                                       --------  --------  --------  --------  --------
TOTAL FROM INVESTMENT OPERATIONS          0.31      1.57     (0.27)     0.95      0.71
                                       --------  --------  --------  --------  --------
Less dividends:
  From net investment income             (0.62)    (0.59)    (0.70)    (0.67)    (0.82)
  From net realized gain
   on investments                        (0.04)    (0.00)    (0.00)    (0.21)    (0.08)
                                       --------  --------  --------  --------  --------
TOTAL DIVIDENDS                          (0.66)    (0.59)    (0.70)    (0.88)    (0.90)
                                       --------  --------  --------  --------  --------

NET ASSET VALUE-END OF YEAR             $10.97    $11.32    $10.34    $11.31    $11.24
                                       ========  ========  ========  ========  ========

TOTAL RETURN                              2.75%    15.18%    (2.39%)    8.45%     6.21%

RATIOS TO AVERAGE NET ASSETS
  Expenses                                1.00%     1.00%     1.00%     1.00%     1.00%
  Net investment income                   5.38%     5.56%     5.83%     5.87%     6.66%

Portfolio turnover rate                  28.66%    25.62%     30.03%   37.13%    26.10%

Net assets at end of year (000's)      $16,151   $16,472    $14,261  $16,218   $13,997

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                                       Page 9

        INDEPENDENT AUDITORS' REPORT


        The Board of Trustees and Shareholders,
        PC&J Preservation Fund:

        We have audited the accompanying statement of assets and liabilities, including the schedule of investments of the PC&J Preservation Fund as of December 31, 1996, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the PC&J Preservation Fund at December 31, 1996, the results of its operations and the changes in its net assets for the respective stated years in conformity with generally accepted accounting principles.


        \S\ Deloitte & Touche

        January 31, 1997
        Dayton, Ohio
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